SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 16, 2002
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                              Innotech Corporation
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             (Exact name of registrant as specified in its charter)



Nevada                                 1-15301                  58-2377963
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(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                         Identification Number)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia           V6J 1G1
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:   (604) 659-5009
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ITEM 1. Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant's Certifying Accountant.

None.

ITEM 5.  Other Events.

     Effective May 16, 2002, Ms. Jasbinder Chohan resigned as a Director, Secretary and Treasurer of the Company. Replacing Ms. Chohan as Secretary and Treasurer, is Mr. Harmel S. Rayat, a current Director and majority shareholder of the Company. Mr. Rayat now serves as the Company's sole Director, it's President and CEO, and as the Company's Secretary and Treasurer.

ITEM 6.  Resignations of Registrant's Director's

None.

ITEM 7.  Financial Statements and Exhibits.

None.

ITEM 8.  Change in Fiscal Year.

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            INNOTECH CORPORATION



                                                             /s/ Harmel S. Rayat
                                                             -------------------
                                                Harmel S. Rayat, President & CEO
                                                                        Director

Date: May 16, 2002